PILGRIM'S PRIDE CORPORATION
               FOURTH AMENDMENT TO SECURED CREDIT AGREEMENT

Harris Trust and Savings Bank
Chicago, Illinois

FBS Ag Credit, Inc.
Denver, Colorado

Internationale   Nederlanden   (U.S)
   Capital   Corporation,   formerly
   known      as      Internationale
   Nederlanden  Bank  N.   V.  ("ING
   BANK")
New York, New York

Boatmen's First National Bank of Kansas City
Kansas City, Missouri

Wells Fargo Bank (Texas), N.A., successor to
First Interstate Bank of Texas, N.A.
Dallas, Texas
Ladies and Gentlemen:
     Reference is hereby made to that certain Secured Credit Agreement dated as of May 27, 1993, as amended (the "CREDIT AGREEMENT") among the undersigned, Pilgrim's Pride Corporation, a Delaware corporation (the "COMPANY"), you (the "BANKS") and Harris Trust and Savings Bank, as agent for the Banks (the "AGENT"). All defined terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.
     The Banks extend a $75,000,000 revolving credit facility to the Company on the terms and conditions set forth in the Credit Agreement. The Company, the Agent and the Banks now wish to amend the Credit Agreement to increase the amount of the Revolving Credit to $100,000,000, extend the Termination Date of the Credit Agreement, add CoBank, ACB as a party to the Credit Agreement and amend various financial covenants and other provisions of the Credit Agreement, all on the terms and conditions and in the manner set forth in this Amendment.
     1. AMENDMENTS.
Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:
    1.1. Section 1.1(a) of the Credit Agreement shall be amended by replacing the date "May 31, 1998" appearing therein with the date "May 31, 1999".
    1.2. Section 1.1(c) of the Credit Agreement shall be amended to read as follows:
               "(c) The respective maximum aggregate principal amounts of the Revolving Credit at any one time outstanding and the percentage of the Revolving Credit available at any time which each Bank by its acceptance hereof severally agrees to make available to the Company are as follows (collectively, the "REVOLVING
          CREDIT  COMMITMENTS"  and  individually,  a  "REVOLVING
          CREDIT COMMITMENT"):

Harris Trust and Savings Bank               $26,666,667 26.66666667%
FBS Ag Credit, Inc.                         $20,000,000 20%
CoBank, ACB                                 $20,000,000 20%
Internationale Nederlanden                  $13,333,333 13.33333334%
(U.S.) Capital Corporation
Boatmen's First National Bank               $13,333,333 13.33333334%
of Kansas City
Wells Fargo Bank                            $ 6,666,667 6.66666667%
(Texas), N.A.
              Total                         $100,000,000 100%

          Each  Bank's   Revolving  Credit  Commitment  shall  be
          reduced from time  to time by the aggregate outstanding
          principal amount of  all  Bid  Loans made by such Bank,
          and  shall  be  increased (but in no  event  above  the
          amount set forth  above for each Bank) by the aggregate
          principal amount of  each  principal  repayment of such
          Bid Loans made from time to time."
    1.3.  Sections 4.24, 4.25 and 4.26 shall be amended to read as follows:
         "4.24.  Intentionally Omitted.
         4.25.  Intentionally Omitted.
         4.26.  Intentionally Omitted."
    1.4.  Section  4.84 shall be amended by deleting  the  second  sentence thereof.
    1.5.  Section 4.86 shall be amended to read as follows:
          "4.86.  Intentionally Omitted."
    1.6.  Section 7.8  of  the Credit Agreement shall be amended to read as follows:
               .c2."SECTION  7.8.   LEVERAGE RATIO;.  The Company
          will not permit the ratio of  its Leverage Ratio at any
          time during each period specified  below  to exceed the
          ratio specified below for such period:
                    (a)  from  June 6, 1996 through the  next  to
               last day of Fiscal Year 1997, 0.70 to 1;
                    (b)  from the  last  day  of Fiscal Year 1997
               through the next to last day of  Fiscal Year 1998,
               0.675 to 1;
                    (c)  from  the last day of Fiscal  Year  1998
               through the next  to last day of Fiscal Year 1999,
               0.65 to 1; and
                    (d)  on the last  day of Fiscal Year 1999 and
               thereafter, 0.625 to 1."
    1.7.  Section 7.12 of the Credit Agreement  shall be amended to read as follows:
               "SECTION 7.12.  FIXED CHARGE COVERAGE  RATIO.  The
          Company  will  not  permit, as of the last day of  each
          fiscal quarter of the Company ending during the periods
          specified below, its Fixed Charge Coverage Ratio in the
          eight consecutive fiscal  quarters  of the Company then
          ended to be less than (a) 1.35 to 1 on  the last day of
          each fiscal quarter of the Company in Fiscal Year 1996,
          and (b) 1.5 to 1 on the last day of each fiscal quarter
          of the Company thereafter.
    1.8.  Section 7.14 of the Credit Agreement shall  be amended to read as follows:
               "SECTION   7.14.    CAPITAL  EXPENDITURES;.    The
          Company will not, and will  not  permit  any Subsidiary
          to, make or commit to make any capital expenditures (as
          defined  and  classified  in accordance with  generally
          accepted accounting principles  consistently  applied;)
          PROVIDED,  HOWEVER,  that  if  no  Event of Default  or
          Potential Default shall exist before  and  after giving
          effect  thereto,  the Company and its Subsidiaries  may
          make capital expenditures  during  Fiscal Year 1996 and
          each Fiscal Year thereafter, in an aggregate  amount in
          each Fiscal Year not to exceed the sum of (i) an amount
          equal   to  115%  of  the  Company's  depreciation  and
          amortization  charges for the preceding Fiscal Year and
          (ii)  the  amount,   if  any,  by  which  such  capital
          expenditures made by the  Company  in  the  immediately
          preceding Fiscal Year was less than the maximum  amount
          of  capital  expenditures the Company was permitted  to
          make under this Section 7.14 during such Fiscal Year, determined without regard to any carryover amount from any prior Fiscal Year, but not to exceed $12,000,000 in
          Fiscal Year 1996 and $5,000,000  in  any  other  Fiscal
          Year,  PROVIDED,  HOWEVER,  that  in  no  event may the
          aggregate amount of all such capital expenditures  made
          or  committed to be made during Fiscal Year 1996 exceed
          $42,000,000."
    1.9. Section 7.18(g) of the Credit Agreement shall be amended to read as follows:
               "(g)    loans,   investments  (excluding  retained
          earnings)  and  advances   by   the   Company   to  its
          Subsidiaries   located   in   Mexico  in  an  aggregate
          outstanding amount not to exceed  $145,000,000  at  any
          time,  PROVIDED,  HOWEVER,  that  the  Company may make
          loans,  investments  (excluding retained earnings)  and
          advances to its Subsidiaries  located  in  Mexico in an
          aggregate amount equal to the aggregate amount  of  any
          capital  withdrawn  from its Mexican Subsidiaries after
          the date hereof but not  to  exceed an aggregate amount
          of  $25,000,000  in  any Fiscal Year  of  the  Company,
          PROVIDED FURTHER that  any  such investments (excluding
          retained earnings), loans and  advances shall not cause
          the aggregate outstanding amount of all such loans, investments (excluding retained earnings) and advances to exceed $145,000,000 at any time;"
   1.10. Section 11.1 of the Credit Agreement shall be amended by deleting the last sentence thereof.
   1.11. Section 11.15 of the Credit Agreement shall be amended to read as follows:
               "SECTION  11.15.   PARTICIPANTS;.  Each Bank shall
          have the right at its own  cost to grant participations
          (to  be  evidenced  by  one  or  more   agreements   or
          certificates  of  participation)  in  the  Loans  made,
          and/or  Revolving  Credit Commitment and participations
          in L/Cs and Reimbursement  Obligations  held,  by  such
          Bank  at  any time and from time to time, and to assign
          its rights under such Loans, participations in L/Cs and Reimbursement Obligations or the Notes evidencing such
          Loans to one or  more  other  Persons; provided that no
          such participation shall relieve any Bank of any of its obligations under this Agreement, and any agreement pursuant to which such participation or assignment of a
          Note or the rights  thereunder is granted shall provide
          that the granting Lender  shall  retain  the sole right
          and  responsibility to enforce the obligations  of  the
          Company  under  the  Loan Documents, including, without
          limitation,  the  right   to   approve  any  amendment,
          modification or waiver of any provision thereof, except
          that such agreement may provide that such Bank will not
          agree  without  the  consent  of  such  participant  or
          assignee to any modification, amendment  or  waiver  of
          this  Agreement  that  would (A) increase any Revolving
          Credit Commitment of such  Lender,  or  (B)  reduce the
          amount  of  or  postpone  the  date for payment of  any
          principal of or interest on any Loan or Reimbursement Obligation or of any fee payable hereunder in which such participant  or  assignee  has  an interest or (C)
          reduce  the  interest rate applicable to  any  Loan  or
          other  amount payable  in  which  such  participant  or
          assignee  has an interest or (D) release any collateral
          security for or guarantor for any of the Company's indebtedness, obligations and liabilities under the
          Loan  Documents,  and provided  further  that  no  such
          assignee or participant  shall  have  any  rights under
          this  Agreement  except  as  provided  in  this Section
          11.15, and the Agent shall have no obligation or responsibility to such participant or assignee, except that nothing herein provided is intended to affect  the
          rights  of  an  assignee  of a Note to enforce the Note
          assigned. Any party to which such a participation or assignment has been granted shall have the benefits of
          Section  1.10, Section 9.3 and Section 9.4  hereof  but
          shall not  be  entitled  to receive any greater payment
          under any such Section than the Bank granting such participation or assignment would have been entitled to receive with respect to the rights transferred."
     2. CONDITIONS PRECEDENT.
The effectiveness of the Amendment is subject to the satisfaction of all of the following conditions precedent:
    2.1. The Company and each of the Banks shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).
    2.2. Mr. and Mrs. Lonnie A. Pilgrim shall have executed and delivered to the Banks the Guarantors' Consent in the form set forth below.
    2.3. Each of the representations and warranties set forth in Section 5 of the Credit Agreement shall be true and correct.
    2.4. The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.
    2.5. All legal matters incident to the execution and delivery hereof and the instruments and documents contemplated hereby shall be satisfactory to the Banks.
    2.6. Harris shall have received a written consent from CoBank with respect to this Amendment in the form set forth below.
    2.7. The Agent shall have received (in sufficient counterparts for distribution to each of the Banks) all of the following in a form satisfactory to the Agent, the Banks and their respective counsel:
          (a) a Secured Revolving Credit Note of the Company payable to the order of each of the Banks and CoBank in the principal amount equal to each Banks' CoBank's Revolving Credit Commitment, in the form attached hereto as Exhibit A;
          (b) copies (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment, and the other instruments and documents contemplated hereby; and
          (c) Opinion of counsel to the Company substantially in the form of Exhibit B hereto and satisfactory to the Agent, the Banks and their respective counsel.
    2.8. The Agent shall have received for the ratable benefit of the Banks an amendment fee in an amount equal to fifteen one-hundredths of one percent (0.15%) of the maximum amount of the Revolving Credit.
SECTION 3.    REPRESENTATIONS AND WARRANTIES.
  SECTION 3.1. The Company, by its execution of this Amendment, hereby represents and warrants the following:
          (a)  each of the representations  and  warranties  set  forth  in
     Section 5 of the Credit Agreement is true and correct as of the date hereof, except that the representations and warranties made under
     Section 5.3 shall be deemed to refer to the most recent annual report furnished to the Banks by the Company; and
          (b) the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder.
     4. MISCELLANEOUS.
    4.1. Upon satisfaction of the conditions precedent set forth above, the Company shall be deemed to have requested from CoBank loans in an aggregate principal amount of $5,200,000 and CoBank will make such loans if all conditions set forth in Section 6.3 of the Credit Agreement are
satisfied.   The proceeds of such loans shall be used  exclusively  to  pay
Loans made by Harris under the Credit Agreement and in which CoBank has acquired a participation under the CoBank Participation, and the Company will pay all accrued interest thereon. Upon payment in full of such amount the CoBank Participation Agreement shall automatically terminate and CoBank shall be a party to the Credit Agreement and shall have all of the rights and obligations of a "Bank" thereunder and shall be deemed to have acquired risk participations in all outstanding L/Cs and Reimbursement Obligations
pursuant to the Credit Agreement.   For  the  convenience  of  the  parties
Harris and CoBank may effect such loans by means of crediting the amount of such loans to be made by CoBank against the amount payable to CoBank by Harris under the CoBank Participation Agreement.
    4.2. The Company has heretofore executed and delivered to the Agent that certain Security Agreement Re: Accounts Receivable, Farm Products and Inventory dated as of May 27, 1993 (the "SECURITY AGREEMENT") and the Company hereby agrees that the Security Agreement shall secure all of the Company's indebtedness, obligations and liabilities to the Agent and the Banks under the Credit Agreement as amended by this Amendment, that notwithstanding the execution and delivery of this Amendment, the Security Agreement shall be and remain in full force and effect and that any rights and remedies of the Agent thereunder, obligations of the Company thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged thereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.
    4.3. Except as specifically amended herein the Credit Agreement and the Notes shall continue in full force and effect in accordance with their original terms. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Notes, any reference to the Credit Agreement or Notes being sufficient to refer to the Credit Agreement or the Notes as amended hereby.
    4.4. The Company agrees to pay all out-of-pocket costs and expenses incurred by the Agent and Banks in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the fees and expenses of Messrs. Chapman and Cutler.
    4.5. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same Agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.
    4.6. (A) THIS AMENDMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT PROVIDED IN SECTION 4.6(b) HEREOF AND TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY OTHERWISE APPLY.
     (b)  NOTWITHSTANDING  ANYTHING  IN  SECTION  4.6(a)   HEREOF   TO  THE
CONTRARY, NOTHING IN THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES, OR THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH THE COMPANY, THE AGENT OR ANY OF THE BANKS MAY HAVE UNDER THE NATIONAL BANK ACT OR OTHER APPLICABLE FEDERAL LAW.

     Dated as of June 6, 1996.
                                       PILGRIM'S PRIDE CORPORATION
                                       By Lonnie Bo Pilgrim
                                       Its Chief Executive Officer

     Accepted and Agreed to as of the day and year last above written.
                                       HARRIS TRUST AND SAVINGS BANK
                                       individually and as Agent
                                       By Carl Blackham
                                       Its Vice President

                                       FBS AG CREDIT, INC.
                                       By Douglas Hoffner
                                       Its Vice President

                                       INTERNATIONALE NEDERLANDEN (U.S.)
                                       CAPITAL CORPORATION, formerly known
                                       as Internationale Nederlanden Bank N.
                                       V.
                                       By Sheila Greatrex
                                       Its Vice President

                                       BOATMEN'S FIRST NATIONAL BANK OF
                                       KANSAS CITY
                                       By Randal Anderes
                                       Its Vice President

                                       WELLS FARGO BANK (TEXAS), N.A.,
                                       successor to First Interstate Bank
                                       of Texas, N.A.
                                       By Ken Taylor
                                       Its Assistant Vice President

                                       COBANK, ACB
                                       By Dennis Blick
                                       Its Vice President

                            GUARANTORS' CONSENT
The undersigned, Lonnie A. Pilgrim and Patty R. Pilgrim, have executed and delivered a Guaranty Agreement dated as of May 27, 1993 (the "GUARANTY") to the Banks. As an additional inducement to and in consideration of the Banks' acceptance of the foregoing Amendment, the undersigned hereby agree with the Banks as follows:
      1. Each of the undersigned consents to the execution of the foregoing Amendment by the Company and acknowledges that this consent is not required under the terms of the Guaranty and that the execution hereof by the undersigned shall not be construed to require the Banks to obtain the undersigneds' consent to any future amendment, modification or waiver of any term of the Credit Agreement except as otherwise provided in said Guaranty. Each of the undersigned hereby agrees that the Guaranty shall apply to all indebtedness, obligations and liabilities of the Company to the Banks, the Agent and under the Credit Agreement, as amended pursuant to the foregoing Amendment. Each of the undersigned further agrees that the Guaranty shall be and remain in full force and effect.
      2. All terms used herein shall have the same meaning as in the foregoing Amendment, unless otherwise expressly defined herein.
     Dated as of June 6, 1996.

                                                 Lonnie A. Pilgrim

                                                 Patty R. Pilgrim